SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

Cash Account Trust
Tax–Exempt Portfolio — DWS Tax Free Money Fund Class S
DWS Alternative Asset Allocation Plus Fund
DWS Climate Change Fund
DWS Floating Rate Plus Fund
DWS Health Care Fund
DWS Intermediate Tax/AMT Free Fund

DWS Lifecycle Long Range Fund
DWS Managed Municipal Bond Fund
DWS Massachusetts Tax-Free Fund
DWS Strategic High Yield Tax-Free Fund
Investors Cash Trust
Treasury Portfolio — DWS U.S. Treasury Money Fund Class S

Effective August 2, 2010, the following disclosure replaces similar disclosure in the “How the Fund/Portfolio Works” or “How to Invest in the Fund/Portfolio”sections of each fund’s Class S prospectus:

Class S shares are principally available to new investors through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through certain group retirement plans and through certain registered investment advisors. These dealers and advisors typically charge ongoing fees for services they provide.

Please Retain This Supplement for Future Reference

July 23, 2010
DMF-3699